Exhibit 99.1

Intermec Receives Request for Additional Information from

FTC Regarding Proposed Merger with Honeywell

EVERETT, Wash. – Mar. 12, 2013 – On March 11, 2013, Intermec, Inc. (NYSE: IN; “Intermec”) and Honeywell International Inc. (“Honeywell”) each received a request for additional information (the “Second Request”) from the U.S. Federal Trade Commission (“FTC”) in connection with Intermec’s previously announced proposed merger with Honeywell pursuant to the agreement and plan of merger, dated December 9, 2012, by and among Intermec, Honeywell, and Hawkeye Merger Sub Corp., a wholly owned subsidiary of Honeywell. The Second Request was issued pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (“HSR Act”).

The effect of the Second Request is to extend the waiting period imposed by the HSR Act until 30 days after Intermec and Honeywell have substantially complied with the Second Request, unless that period is extended voluntarily by the parties or terminated sooner by the FTC.

Intermec intends to respond expeditiously to this request and to continue to work cooperatively with the FTC in connection with its review. Completion of the transaction remains subject to Intermec stockholder approval, regulatory approvals (including the expiration or termination of the waiting period under the HSR Act), and other customary closing conditions. Intermec continues to expect that the transaction will close by the end of the second quarter of 2013.

About Intermec

Intermec Inc. (NYSE: IN) is the workflow performance company. We design the leading data capture and information management solutions at the interface between mobile workers, assets, and customers. For more information about Intermec, visit www.intermec.com (which website is not incorporated herein by reference).

Important Additional Information about the Merger Transaction

Intermec filed with the Securities and Exchange Commission (“SEC”) a definitive proxy statement in connection with the proposed merger transaction with Honeywell on February 14, 2013. This press release is not a substitute for the definitive proxy statement (including any supplements or amendments thereto) and other documents related to the merger transaction. The definitive proxy statement and any other documents that may be filed with the SEC related to the merger transaction or incorporated by reference into the definitive proxy statement contain important information about Intermec, Honeywell, the merger transaction and related matters. Investors and security holders are urged to carefully read the definitive proxy statement and any other documents that may be filed with the SEC related to the merger transaction or incorporated by reference into the definitive proxy statement. Investors and security holders will be able to obtain free copies of those documents filed with the SEC by Intermec through the website maintained by the SEC at www.sec.gov or by contacting Intermec at (425) 348-2600. In addition, investors and security holders are able to obtain free copies of the documents filed with the SEC at the investor relations tab of Intermec’s website, www.intermec.com, which website is not incorporated herein by reference.

Intermec and its directors and officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from its investors and security holders in connection with the merger transaction. Certain information regarding these persons and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the definitive proxy statement and may be contained in other relevant materials to be filed with the SEC regarding the merger transaction when they become available. Additional information regarding Intermec’s executive officers and directors is included in Intermec’s definitive proxy statement for 2012, which was filed with the SEC on April 12, 2012, and other relevant documents filed with the SEC. You can obtain free copies of these documents from Intermec or the SEC using the contact information above.

Forward-Looking Statements

Statements made in this press release and related statements that express Intermec’s or our management’s intentions, hopes, indications, beliefs, expectations, guidance, estimates, forecasts or predictions of the future constitute forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, and relate to matters that are not historical facts. The forward-looking statements contained herein include, without limitation, statements regarding: the potential acquisition of Intermec by Honeywell International Inc.; the holding of the related stockholders meeting; the receipt of regulatory approvals for the potential merger transaction; and the anticipated timing of the closing of the potential merger transaction, if at all. When used in this document and in documents it refers to, the words “anticipate,” “believe,” “will,” “intend,” “project” and “expect” and similar expressions as they relate to us or our management are intended to identify such forward- looking statements. These statements represent beliefs and expectations only as of the date they were made. We may elect to update forward-looking statements, but we expressly disclaim any obligation to do so, even if our beliefs and expectations change.

Actual results may differ from those expressed or implied in our forward-looking statements. Such forward-looking statements involve and are subject to certain risks and uncertainties, which may cause our actual results to differ materially from those discussed in a forward-looking statement. These risk factors include, but are not limited to, risks and uncertainties described more fully in our reports filed or to be filed with the Securities and Exchange Commission including, but not limited to, our annual reports on Form 10-K, quarterly reports on Form 10-Q, and current reports on Form 8-K, which are available, among other places, at the investor relations tab of Intermec’s website, on our website at www.intermec.com (which website is not incorporated herein by reference).